MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2020
Disclosure Of Detailed Information About Marketable Securities [Abstract]
MARKETABLE SECURITIES	MARKETABLE SECURITIES

	December 31, 2020	December 31, 2019
Balance, beginning of year	$66,453	$29,542
Additions	35,132	6,112
Disposals	(97,098)	(3,534)
Fair value adjustments	22,261	34,333
Balance, end of year	$26,748	$66,453

Purchases and sales of marketable securities are accounted for as of the trade date.

During the year ended December 31 2020, the Company sold 100% of its equity position in SilverCrest Metals Inc. and other securities for gross proceeds of $97.1 million, being the fair value of the investments at the dates of disposals. On disposal, the cumulative gain recognized in AOCI was $38.0 million (pre-tax).